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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported)               DECEMBER 10, 2003
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                               PROCOREGROUP, INC.
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             (Exact name of registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


        0-25416                                                       33-0563989
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(Commission File Number)                       (IRS Employer Identification No.)


2250 Warrensville Center Road, University Heights Ohio                     44118
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:              (888) 370-9654-
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
Item  5.     Other  Events.
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     The  purpose  of  this  Form  8-K  is to provide further information on the
Registrant's  business.


     Information included in this report includes forward looking statements, which can be identified by the use of forward-looking terminology such as may, will, expect, anticipate, believe, estimate, or continue, or the negative thereof or other variations thereon or comparable terminology. The statements in "Risk Factors" and other statements and disclaimers in this report constitute cautionary statements identifying important factors, including risks and uncertainties, relating to the forward-looking statements that could cause actual results to differ materially from those reflected in the forward-looking statements.

     We are a development stage company as that term is defined in paragraphs 8 and 9 of SFAS No. 7. This means, among other things, that we have not obtained a dependable permanent revenue base. Our activities to date are limited to seeking an acquisition.

     The Company was incorporated in California on August 15, 1983, under the name of Tahoe Lake Concessions, Inc. The Company remained dormant until 1993. On June 21, 1993, the Company's shareholders approved a name change to BAOA, Inc. From 1993 through 1997, BAOA was engaged in the development, marketing, and sales of an educational and entertainment board game, the marketing of an affinity credit card, the licensing of a trademark logo, Black Americans of Achievement, and the development of a television game show. During 1997, BAOA redirected its efforts to the operation of telemarketing call centers located in federally designated empowerment zones throughout the United States. In 2000, BAOA refined its business plan to include worldwide call center business locations. BAOA opened, and has derived revenue from, its initial call center domiciled in Montego Bay, Jamaica, during the second quarter of 2000. In anticipation of opening call centers in Atlanta and New York, BAOA incorporated two wholly-owned subsidiaries: Call Atlanta, Inc., which was incorporated in January 1998 in the State of Georgia to operate the Company's telemarketing call center operations located in the Atlanta, Georgia designated empowerment zone, and Call Harlem, Inc., which was incorporated in September 1998 in the State of Delaware to operate BAOA's telemarketing call center operations located in the New York City designated empowerment zone. Both of these entities are currently inactive.

     In October 2000, BAOA changed it named to Call-Solutions, Inc. During the fourth quarter of 2002, Call-Solutions, Inc. moved its operations to Detroit, Michigan. Call-Solutions, Inc. principal offices are currently located in University Heights, Ohio.


     The Company's' current business plan is to seek to acquire a business opportunity through completion of acquisitions, mergers, exchange of stock, or other similar type of transaction. The company will have the right to issue additional shares without shareholder


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
approval, since the number of authorized common shares is seven hundred fifty million (750,000,000) shares. Shareholders should be advised that the issuance of additional shares may dilute the value of existing shares held or retained. Increasing the number of authorized shares will give the company's management the ability to issue additional shares to prevent being taken over.


     There are be 1,072,314 shares of common stock outstanding. The aggregate shares which may be voted, after giving effect to conversion of outstanding shares of convertible preferred stock, is 6,609,945 shares.


PRINCIPAL  SHARE  OWNERSHIP



The following table sets forth the stock ownership of each executive officer and director, and all executive officers and directors as a group, and of each person known by Call-Solutions, Inc. to be a beneficial owner of 5% or more of its Common Stock.


                                 Number of Shares of Common
Name and Address                  Stock Beneficially Owned    Percent of Class
-------------------------------  ---------------------------  -----------------

Dr. Bashiruddin Usama                           3,289,474(1)                50%
2250 Warrensville  Center Road
University Heights, Ohio 44118

Dr. Robert Gilmore                              1,210,526(2)                18%
2250 Warrensville Center
Road
University Heights, Ohio
44118


Dr. Charles W. Harper                           1,210,526(3)                18%
2250 Warrensville Center
Road
University Heights, Ohio
44118

Dr. Frederick Harris                              781,579(4)                12%
2250 Warrensville Center
Road
University Heights, Ohio
44118


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
All officers and directors (2)               4,500,000(1)(3)                68%
persons)

(1) Dr. Usama beneficially owns 500 shares of Convertible Preferred Stock. Each convertible share is valued at $1,000, and each share is convertible upon demand into common stock at $.152 per share. Dr. Usama has the sole power to vote the 500 shares of convertible preferred stock as if the preferred stock was converted.

(2) Dr. Gilmore beneficially owns 460 shares of Convertible Preferred Stock. Each convertible share is valued at $1,000, and each share is convertible upon demand into common stock at $.38 per share. Dr. Gilmore has the sole power to vote the 460 shares of convertible preferred stock as if the preferred stock was converted.

(3) Dr. Harper beneficially owns 460 shares of Convertible Preferred Stock. Each convertible share is valued at $1,000, and each share is convertible upon demand to into common stock at $.38 per share. Dr. Harper has the sole power to vote the 460 shares of convertible preferred stock as if the preferred stock was converted.

(4) Dr. Harris beneficially owns 297 shares of Convertible Preferred Stock. Each convertible share is valued at $1,000, and each share is convertible upon demand into common stock at $.38 per share. Dr. Harris has the sole power to vote the 297 shares of convertible preferred stock as if the preferred stock was converted.



DIRECTORS  AND  EXECUTIVE  OFFICERS

NAME                   AGE                  POSITION


Dr. Bashiruddin Usama   71  President, CEO, Secretary and a director

Dr. Charles W. Harper   47  Treasurer and a director




Biographical  Information
-------------------------

     DR. BASHIRUDDIN USAMA. Dr. Bashiruddin Usama has been President and a Director of the Company since June 2003. He has a Specialty in Oral and Maxillofacial Surgery and has practiced in Cleveland Heights, Ohio, from 1974 to the present. In 1959 he


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obtained a Bachelor of Science Degree from Howard University, College of Liberal
Arts, Washington, D.C. In 1963 he received a Doctor of Dental Surgery from Howard University, College of Dentistry, Washington, D.C. From 1971 to 1974, he completed his residency in Oral and Maxillofacial Surgery at Howard University Hospital and Veterans Administration Hospital in Washington, D.C. From 1993 to 1994, Dr. Usama was the state President of the Ohio Association of African American Business Owners, Inc. On November 5, 2002, he was appointed a Member of the Board of Directors of Call-Solutions, Inc. Dr. Usamas past business affiliations include President and CEO of Traders Group, Inc., a producer and distributor of International Food Supplements and skin care products, and Managing Partner of B.W.I. Properties, a real estate investment partnership.

     DR. CHARLES W. HARPER. Dr. Charles W. Harper has been Treasurer and a director since June 2003. He graduated with a B.A. in Chemistry from Fisk University in 1978, and received a Doctorate Of Dental Surgery Degree from Meharry Medical College in 1982. From 1987 to 1990, Dr. Harper was a Medical Fellow at Cleveland Clinic Foundation in Cleveland, Ohio. From 1998 to 2000, he was a resident in Prosthodontics in Oral Implantology at Ohio State University. Dr. Harper graduated from The New York Maxicourse in Oral Implantology in June 2003. He is currently a Fellow of the International Congress of Implantology.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     No officer or director has received any remuneration or compensation from the Company. The Company currently has no stock option, retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 10, 2003                  PROCOREGROUP, INC.



                                          By: /s/ Dr. Bashruddin Usama
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                                          Dr. Bashruddin Usama
                                          President


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